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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 18, 2008
                                                          ---------------

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


        UNITED STATES                   000-52517                 36-4519533
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(State or other jurisdiction      (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                615 BURLINGTON AVENUE, DELANCO, NEW JERSEY 08075
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (856) 461-0611
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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         On August 18, 2008, the stockholders of Delanco Bancorp, Inc. (the
"Company") approved the Delanco Bancorp, Inc. 2008 Equity Incentive Plan (the "Plan"), under which 80,101 shares may be issued upon the exercise of stock options (consisting of both incentive stock options and non-statutory stock options) and 32,040 shares may be issued as restricted stock. Employees, officers and directors and officers of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company's definitive proxy materials for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 17, 2008.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DELANCO BANCORP, INC.
                                         ---------------------
                                         (Registrant)


Date: August 20, 2008                    By: /s/ Douglas R. Allen, Jr.
                                             ----------------------------------
                                             Douglas R. Allen, Jr.
                                             Chief Executive Officer and Chief
                                              Financial Officer